UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2004

LEOPARD CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State of Incorporation)	000-30644 (Commission File No.)	98-0348086 (IRS Employer Identification No.)

Room 2703-04, Great Eagle Centre
23 Harbour Road
Wanchai, Hong Kong
(Address of principal executive offices)

852-2802-1555
(Registrant's telephone number)

1574 Gulf Road #1505
Point Roberts, WA 98281
(Former Name or Former Address If Changed Since Last Report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On February 9, 2004, the Company completed a share exchange (the "Exchange") with the stockholders of China Expert Network Company Limited, a Hong Kong corporation ("China Expert") pursuant to the terms of an Agreement for Share Exchange, dated December 30, 2003. In the Exchange, the Company acquired all of the issued and outstanding stock of China Expert in exchange for the issuance of 19,935,000 shares of its common stock. In conjunction with the Exchange, the Company also issued a total of 1,400,000 additional shares to various persons as compensation for services.

The Exchange resulted in a change of control of the Company. Upon completion of the Exchange and the related share issuances, the Company has a total of 22,063,470 shares issued and outstanding, of which 19,935,000, or approximately 90.35%, are owned by persons who were previously stockholders of China Expert.

MANAGEMENT

In connection with the Exchange, the Company's officers and directors resigned, and nominees of China Expert were elected as successors. The following table sets forth the names and ages of the current officers and directors of the Company. The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions. All such applicable functions have been performed by the Board of Directors as a whole.

The directors and executive officers currently serving the Company are as follows:

Name	Age	Position
Zhu Xiaoxin	37	President and Director
Lai Man Yuk	35	Vice President and Director
Kung Sze Chan	55	Chief Executive Officer and Director
Jeff Cheung Ming	34	Chief Financial Officer
Samuel K.K. Lo	29	Chief Legal Officer
Song Feng	40	Chief Operating Officer
Wu Liming	39	Chief Technical Officer

The directors named above will serve until the first annual meeting of the Company's stockholders following completion of the share exchange transaction, or until their successors have been appointed. Thereafter, directors will be elected for one-year terms at the annual stockholders' meeting. Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated. There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current directors to the Company's board. There are also no arrangements, agreements or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of the Company's affairs.

Biographical Information

Mr. Zhu Xiaoxin

From April 1998 to September 1999, Mr. Zhu was the Executive Manager for Syscan Technology (Shenzhen) Company Limited. From September 1999 to June 2000, he was President of Shenzhen Hecheng Technology Company Limited. From 2002 to 2003, he was the Vice President of Expert Network Development (Shenzhen) Company Limited. Since December 2003, Mr. Zhu has been the President of China Expert Network Company, Ltd. In 1987 Mr. Zhu received a Bachelor of Science from the University of Science and Technology of China. Since 1999 he has been a Researcher at the Jiangxi University of Finance and Economics. Mr. Zhu has qualified as an Economist in China.

Mr. Lai Man Yuk

From April 1995 to April 2000, Mr. Lai was the Director for Sunkock Development Limited, a Hong Kong company specializing in Hong Kong and China trading and investment matters. Since May 2000, he set up China Expert Network Company, Ltd., a Hong Kong company, to do IT and E-government projects through well-established personal networks in China. He is now also the Vice President and Director of the same company. During 1987 to 1989 Mr. Lai studied Chinese Medicine at Liming University in Fujian, China.

Mr. Kung Sze Chau

Mr. Kung is the Chief Executive Officer and a director of China Expert Network Company Limited. He has held these positions since May 2000. Mr. Kung has over 20 years experience in investment and management. He was the past Vice President and Managing Director of many large-scale enterprises in PRC. He also specializes in biological pharmaceutical and property investments.

Mr. Jeff Cheung Ming

From 1996 to 1999, Mr. Cheung was Audit Senior for RSM Nelson Wheeler, Certified Public Accountants. From 1999 to 2000, he was Group Internal Audit Officer for Casil Telecommunications Holdings Limited, a Hong Kong publicly listed company. In 2001, he was Audit Semi-Senior for Assurance and Business Advisory Services at Deloitte Touche & Tohmatsu, Certified Public Accountants. Since 2002, Mr. Cheung has been the Chief Financial Officer for China Expert Network Company Limited. Mr. Cheung received an Honours diploma from the Hong Kong Shue Yan College, a Bachelors of Business Administration from the University of Lincolnshire & Humberside in the United Kingdom, and a Master of Arts in International Accounting from the City University of Hong Kong. Mr. Cheung is an Associate Member of the Hong Kong Society of Accountants, the Taxation Institute of Hong Kong, and The Association of International Accountants. He is a Fellow Member of the IT Accountants Association of Hong Kong.

Mr. Samuel Lo

From April 1998 to September 1999, Mr. Lo was a Trainee Solicitor at Li, Wong & Lam, a law firm located in Hong Kong. From September 1999 to June 2000, he was an Associate Solicitor with the same company, and from June 2000 to November 2000, a Consultant Solicitor, also with Li, Wong & Lam. Since June 2000, Mr. Lo has been Chief Legal Counsel to China Expert Network Company, Ltd. Currently he is also Advisor of PRC Commercial & Legal Affairs of the Government of the Hong Kong Special Administrative Region, Trade and Industry Department. Mr. Lo received a Bachelor of Laws from the University of Hong Kong in 1996. In 1997 he received a Postgraduate Certificate in Laws, also from the University of Hong Kong. In 2001 he received a Certificate of PRC Civil & Commercial Law from the Tsinghua University, China. Additionally, in 1999, Mr. Lo received the qualification of Solicitor of the High Court of the Hong Kong Special Administrative Region. He is a Member of the Law Society of Hong Kong, and a Member of the Society of Business Practitioners of England.

Mr. Song Feng

From 1996 to 1999, Mr. Song was Senior Engineer at China National Guizhou Aviation Industry Co., Ltd. During this time he was also Project Officer with the China National Reference System of Technical Information Network. From January to June 2000, he was Senior Manager at the Chinese company, Netbig Co., Ltd. From July to September 2000, Mr. Song was Chief Technical Officer of Calili Information Network Co., Ltd., a Chinese company. Since September 2000, Mr. Song has been the Chief Operating Officer for China Expert Network Co., Ltd., a Hong Kong company. Mr. Song holds a Bachelor of Engineering from Beijing University of Aviation and Aerospace. In 2001 he completed a Master of Engineering Management, also from Beijing University of Aviation and Aerospace.

Mr. Wu Liming

From 1989 to 1992, Mr. Wu lectured at the Shenyang Architecture and Civil Engineering Institute. From 1995 to 1997, he was an Associate Professor at the Shenyang Architecture and Civil Engineering Institute. Mr. Wu was a Visiting Scholar to the Hongkong Polytechnic University from 1997 to 1998. From 1998 to 2001, he was Chief Technical Officer at the Hunan Eintech Technical Col, Ltd., in China. Since 2001, Mr. Wu has been Chief Technical Officer at China Expert Network Co., Ltd. Mr. Wu has received his Bachelor's degree from Peking University in 1986, and his Master's from Peking University in 1989. In 1995, he was awarded a Ph.D from Northeastern University.

THE BUSINESS

Forward Looking Statements

All statements contained in the following description of the business of the Company (which will be conducted through its wholly owned subsidiary, China Expert) which are not statements of historical fact are what is known as "forward looking statements", which are basically statements about the future, and which for that reason, involve risk and uncertainty, since no one can accurately predict the future. Words such as "plans", "intends", "will", "hopes", "seeks", "anticipates", "expects", "goal" and "objective" often identify such forward looking statements, but are not the only indication that a statement is a forward looking statement. Such forward looking statements include statements of the plans and objectives of the management of the Company with respect to its present and future operations, and statements which express or imply that such present and future operations will or may produce revenues, income or profits. Numerous factors and future events could cause the Company to change such plans and objectives, or fail to successfully implement such plans or achieve such objectives, or cause such present and future operations to fail to produce revenues, income or profits. Such factors and future events include, but are not limited to, the factors and future events which are described throughout this description of the business of the Company.

Description of the Business

The Company, through China Expert and China Expert's wholly owned subsidiary, Expert Network (Shenzhen) Co. Ltd. ("Expert Network"), provide large-scale network infrastructure construction for community and municipal governments in the People's of China (PRC) and Hong Kong. China Expert also provides consultancy services on technological solutions, marketing consultations, key projects evaluation and other similar areas, mainly in the PRC.

Large Scale Network Infrastructure Construction and E-Government

The government of the PRC has launched a campaign to promote "e-government" in an attempt to apply information technology to the daily management and operations of different governmental functions. The Company provides virtual host computer service and operation maintenance for enterprises and also provides numerous services for network business, such as government website planning and development, workflow management, computer host services, public LAN construction, software development and enterprise information platform construction.

In addition, the Company has commenced two network construction projects for the cities of Jinjiang and Nanan. Expert Network has been appointed in each project to perform the first stage of the e-government construction work, including planning, designing, and platform construction.

Jinjiang is located near the coastal area in the southeastern part of the PRC, directly facing Taiwan. The local population of the city is approximately 1.02 million. The economic strength of the city of Jinjiang is ranked 5th amongst all the cities at the same level within the PRC region. The Jinjiang project is to be implemented in three phases as follows:

The setting up of infrastructure establishment and testing points;

Improvement of the existing system to ensure a better management service system; and

Creation of a unified e-platform for the whole city in various levels in order to allow all citizens to become accustomed to the e-government life.

It is estimated that the first phase of the project will be completed by June, 2004.

Nanan is adjacent to Jinjiang. The City is mainly engaged in the manufacturing business of building materials. It is estimated that the first phase of the project will be completed in 2004

Consulting Services

In addition to network infrastructure construction and e-government, the Company also offers various consulting and appraisal services. Through China Expert, the Company has an extensive network of consultants both within and outside the PRC that it can utilize in providing technological consulting services to companies, governments and other entities. The consulting services focus on technological guidance and solutions, management and operation consultancy, marketing strategy and specialized research. In connection with its consulting services, the Company also maintains a database in which it collects information on scientific and technological achievements of various consultants, institutes, colleges and universities. Through China Expert, the Company has currently gathered a pool of more than 2,000 high-tech projects through its various networks and affiliates which are yet to be developed and put into commercial use and/or production.

The PRC requires all technology companies located in the PRC to obtain technology assessments and appraisals reports either from a government authority or from an authorized private organization before applying for awards, grants or tax concessions. Currently, Expert Network is the only authorized private organization in the PRC qualified to provide technological achievement appraisal service in the PRC.

PRINCIPAL SHARE OWNERSHIP

The following table sets forth, as of February 9, 2004 (immediately following the Exchange), stock ownership of each executive officer and director of Leopard Capital, Inc., of all executive officers and directors of Leopard Capital, Inc., as a group, and of each person known by Leopard Capital, Inc., to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of Leopard Capital, Inc., except as may be otherwise noted.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Zhu Xiaoxin (1) (2) 31/F, Development Centre, 2010 Renminnan Road, Shenzhen, PR China	0	0
Lai Man Yuk (1) (2) Rooms 2703-04 Great Eagle Centre 23 Harbour Road Wanchai, Hong Kong	0	0
Kung Sze Chau (1) (2) Rooms 2703-04 Great Eagle Centre 23 Harbour Road Wanchai, Hong Kong	0	0
Jeff Cheung Ming (1) B1, 9/F, Loyong Court Commercial Building, 212-220 Lockhart Road, Wanchai, Hong Kong	0	0
Samuel K.K. Lo (1) Room 7A, Deltec Court, 73c Waterloo Road, Kowloon, Hong Kong	0	0
Song Feng (1) 31/F, Development Centre, 2010 Renminnan Road, Shenzhen, PR China	0	0
Wu Liming (1) 31/F, Development Centre, 2010 Renminnan Road, Shenzhen, PR China	0	0
China Data Holdings Limited (2) Rooms 2703-04 Great Eagle Centre 23 Harbour Road Wanchai, Hong Kong	9,967,500	45.18%
Ibroader Developments Limited Rooms 3505-3506 Edinburgh Tower The Landmark 15 Queen's Road Central Hong Kong	3,709,904	16.81%
China Link Investment Group Limited Rooms 2703-04 Great Eagle Centre 23 Harbour Road Wanchai, Hong Kong	2,270,595	10.29%
I-Mode Technology Limited Flat E, 21st Floor, Tower 2 The Waterfront 1 Austin Road West Tsimshatsui, Hong Kong	1,993,500	9.04%
All Current Officers and Directors as a Group (7 in Number)	0	0%

(1) The person listed is currently an officer, a director, or both, of the Company.
(2) Zhu Xiaoxin, Kung Sze Chau and Lai Man Yuk, who are directors and officers of the Company hold 19%, 9.09%, and 25.448% of the shares of China Data Holdings Limited, respectively.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the terms of the Exchange Agreement, The Company acquired 30,000,000 shares of China Expert common stock from the shareholders of China Expert in the Exchange, representing all of China Expert's issued and outstanding capital stock. China Expert is now a wholly owned subsidiary of the Company, and the shares of China Expert common stock represent the Company's most significant asset. The Company expects to continue, and expand, the existing business operations of China Expert as our wholly owned subsidiary.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

The financial statements of China Expert which are required to be filed as part of this Current Report on Form 8-K are not currently available. Such financial statements shall be filed by amendment to this report on Form 8-K not later than April 24, 2004 (which is 60 days after the due date of this initial report).

(b) Pro forma financial information.

The pro forma consolidated financial information regarding the Company and China Expert which is required to be filed as part of this Current Report on Form 8-K is not currently available. Such financial information shall be filed by amendment to this report on Form 8-K.

(c) The following exhibits are filed as part of this Current Report on Form 8K:

2.1 Share Exchange Agreement, dated December 30, 2003, by and among Leopard Capital, Inc., a Nevada corporation, China Expert Network Company Limited, a Hong Kong corporation, the shareholders of China Expert Network Company Limited, and Hudson Capital Corporation, an Alberta, Canada company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEOPARD CAPITAL, INC.

By: /s/ Zhu Xiaoxin
Zhu Xiaoxin, President and Director

Date: February 24, 2004